UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2019

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio		44114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 706-2960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

TransDigm Group Incorporated (“TransDigm Group”), which includes, for purposes of this Item 2.02, its direct and indirect subsidiaries, is hereby furnishing the following information regarding its business, which has not been previously reported, in connection with the concurrent offerings of the Notes (as defined below), as discussed in Item 7.01 of this Current Report on Form 8-K.

TransDigm Group has not yet finalized its financial results for the thirteen-week period ended December 29, 2018. However, based on its unaudited preliminary analysis, it estimates that it will have the following selected results for the thirteen-week period ended December 29, 2018:

•	Sales of $993 million (as compared to sales of $848 million for the thirteen-week period ended December 30, 2017);

•	Net income of $196 million (as compared to net income of $315 million for the thirteen-week period ended December 30, 2017)(1); and

•	EBITDA As Defined of $487 million (as compared to EBITDA As Defined of $402 million for the thirteen-week period ended December 30, 2017).

(1)	The prior year period was favorably impacted by the enactment of the U.S. Tax Cuts and Jobs Act (tax reform) and included a one-time provisional net tax benefit of $147.1 million.

TransDigm Group’s preliminary results for the thirteen-week period ended December 29, 2018 are preliminary, unaudited and represent the most current information available to TransDigm Group’s management. TransDigm Group’s actual results may differ from the preliminary results due to the completion of its financial closing procedures, final adjustments and other developments that may arise between the date of this Current Report on Form 8-K and the time that financial results for the thirteen-week period ended December 29, 2018 are finalized.

The preliminary results included herein have been prepared by, and are the responsibility of, TransDigm Group’s management. Ernst & Young LLP, TransDigm Group’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial results. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto.

The following sets forth a reconciliation of net income to EBITDA and EBITDA As Defined (in thousands):

	Thirteen-Week Period Ended
	December 29, 2018	December 30, 2017
	(in thousands)
Net income	$196,042	$314,775
Less: Income from discontinued operations, net of tax(1)	—	2,764

Income from continuing operations	196,042	312,011
Adjustments:
Depreciation and amortization expense	35,418	30,639
Interest expense, net	172,000	160,933
Income tax provision	53,722	(121,047)

EBITDA	457,182	382,536
Adjustments:
Inventory purchase accounting adjustments(2)	4,120	—
Acquisition integration costs(3)	2,226	1,349
Acquisition transaction-related expenses(4)	5,393	725
Non-cash stock compensation expense(5)	17,730	11,113
Refinancing costs(6)	136	1,113
Other, net(7)	(99)	4,697

EBITDA As Defined	$486,688	$401,533

(1)	Refer to Note 3, “Acquisitions and Divestitures,” in TransDigm Group’s Quarterly Report on Form 10-Q for the thirteen-week period ended December 30, 2017 for further information.
(2)	Represents accounting adjustments to inventory associated with acquisitions of businesses and product lines that were charged to cost of sales when the inventory was sold.
(3)	Represents costs incurred to integrate acquired businesses and product lines into TransDigm Group’s operations, facility relocation costs and other acquisition-related costs.
(4)	Represents transaction-related costs comprising deal fees; legal, financial and tax due diligence expenses; and valuation costs that are required to be expensed as incurred.
(5)	Represents the compensation expense recognized by TransDigm Group under its stock incentive plans.
(6)	Represents costs expensed related to debt financing activities, including new issuances, extinguishments, refinancings and amendments to existing agreements.
(7)	Primarily represents foreign currency transaction gain or loss, payroll withholding taxes related to dividend equivalent payments and stock option exercises and gain or loss on sale of fixed assets.

Item 7.01.	Regulation FD Disclosure.

On January 28, 2019, TransDigm Group issued a press release (the “Press Release”) relating to the proposed concurrent offerings of senior subordinated notes (the “Senior Subordinated Notes”) and senior secured notes (the “Senior Secured Notes” and, together with the Senior Subordinated Notes, the “Notes”) by TransDigm Inc., its wholly-owned subsidiary, pursuant to separate confidential offering memoranda (the “Offering Memoranda”) in private placements under Rule 144A and Regulation S under the Securities Act of 1933 (the “Securities Act”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In the Offering Memoranda, TransDigm Group discloses pro forma net sales and pro forma EBITDA As Defined of $5,892.6 million and $2,215.8 million, respectively, for the fiscal year ended September 30, 2018. These amounts reflect the Company’s estimates that if certain acquisitions, including the Esterline Acquisition (as defined below), had closed at the beginning of that period, the transactions would have contributed additional net sales and

EBITDA As Defined of approximately $2,081.5 million and $339.3 million, respectively, for the fiscal year ended September 30, 2018. The reconciliation of net income to EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined for the year ended September 30, 2018 is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In addition, the Offering Memoranda contain unaudited pro forma condensed combined financial statements as of and for the year ended September 30, 2018. The unaudited pro forma condensed combined financial statements are furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. Neither the Press Release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The offerings of Senior Subordinated Notes and Senior Secured Notes are not contingent upon each other and there can be no assurance that the offerings will be consummated or otherwise completed. Any offer to sell the Senior Secured Notes or the Senior Subordinated Notes will be made only by a separate offering memorandum.

TransDigm Inc. intends to use of the net proceeds from the offering of the Senior Subordinated Notes and the offering of the Senior Secured Notes to fund a portion of the purchase price for its acquisition (the “Esterline Acquisition”) of all of the outstanding stock of Esterline Technologies Corporation (“Esterline”).

The information in this Current Report on Form 8-K and in the Press Release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in filings under the Securities Act.

NON-GAAP FINANCIAL MEASURES

This Current Report on Form 8-K contains non-GAAP financial measures such as EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined, none of which are measurements of financial performance under generally accepted accounting principles in the United States (“GAAP”). TransDigm Group defines “EBITDA” as earnings before interest, taxes, depreciation and amortization, “EBITDA As Defined” as EBITDA plus certain non-operating items, refinancing costs, acquisition-related costs, transaction-related costs and non-cash charges incurred in connection with certain employee benefit plans and “Pro Forma EBITDA As Defined” as EBITDA As Defined plus management’s estimates of the impact of the acquisition of Esterline and certain other acquisitions as if such acquisitions occurred at the beginning of fiscal year 2018. TransDigm Group presents EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined because it believes they are useful indicators for evaluating operating performance and liquidity.

TransDigm Group’s management believes that EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined are useful to investors because they are frequently used by securities analysts, investors and others to measure operating performance among companies with differing capital structures, effective tax rates and tax attributes, capitalized asset values and employee compensation structures, all of which can vary substantially from company to company depending upon, among other things, accounting methods, book value of assets and the method by which assets are acquired. These measures are useful to evaluate TransDigm Group’s business between time periods without regard to items such as interest expense, income tax expense and depreciation and amortization. TransDigm Group also believes EBITDA is useful to investors as a measure of comparative operating performance among companies and between time periods as it is reflective of changes in pricing decisions, cost controls and other factors that affect operating performance.

TransDigm Group’s management also believes that EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined are useful as indicators of liquidity because securities analysts, investors, rating agencies and others use EBITDA to evaluate a company’s ability to incur and service debt. In addition, EBITDA As Defined is useful to investors because the revolving credit facility under TransDigm Group’s senior secured credit facilities requires compliance under certain circumstances, on a pro forma basis, with a financial covenant that measures the ratio of the amount of TransDigm Group’s total net indebtedness to the amount of its Consolidated EBITDA, defined in substantially the same manner as it defines EBITDA As Defined herein. This financial covenant is a material term of the revolving credit facility under TransDigm Group’s senior secured credit facilities as the failure to comply with such financial covenant could result in an event of default in respect of its senior secured credit facilities (and such an event of default could, in turn, result in an event of default under the indentures governing its notes).

In addition to the above, TransDigm Group’s management uses EBITDA As Defined to review and assess the performance of the management team in connection with employee incentive programs and to prepare its annual budget and financial projections. Moreover, TransDigm Group’s management uses EBITDA As Defined to evaluate acquisitions.

Although TransDigm Group uses EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined as measures to assess the performance of its business and for the other purposes set forth above, the use of these non-GAAP financial measures as analytical tools has limitations, and you should not consider any of them in isolation, or as a substitute for analysis of TransDigm Group’s results of operations as reported in accordance with GAAP. Some of these limitations are:

•

none of EBITDA, EBITDA As Defined or Pro Forma EBITDA As Defined reflect the significant interest expense of, or the cash requirements necessary to service interest payments on, TransDigm Group’s indebtedness;

•

although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, none of EBITDA, EBITDA As Defined or Pro Forma EBITDA As Defined reflect any cash requirements for such replacements;

•	the omission of the substantial amortization expense associated with TransDigm Group’s intangible assets further limits the usefulness of EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined;

•	none of EBITDA, EBITDA As Defined or Pro Forma EBITDA As Defined include the payment of taxes, which is a necessary element of TransDigm Group’s operations; and

•

EBITDA As Defined and Pro Forma EBITDA As Defined exclude the cash expense we have incurred to integrate acquired businesses into our operations, which is a necessary element of certain of TransDigm Group’s acquisitions.

Because of these limitations, EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined should not be considered as measures of discretionary cash available to TransDigm Group to invest in the growth of its business. Management compensates for these limitations by not viewing EBITDA, EBITDA As Defined or Pro Forma EBITDA As Defined in isolation and specifically by using other GAAP measures, such as net income, net sales and operating profit, to measure TransDigm Group’s operating performance. None of EBITDA, EBITDA As Defined or Pro Forma EBITDA As Defined is a measurement of financial performance under GAAP, and none should be considered as an alternative to net income or cash flow from operations determined in accordance with GAAP. TransDigm Group’s calculation of EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined may not be comparable to the calculation of similarly titled measures reported by other companies.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Exchange Act, and 27A of the Securities Act. When used in this Current Report on Form 8-K, the words “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” and other words and terms of similar meaning are intended to identify forward-looking statements. These forward-looking statements are based on current expectations about future events affecting TransDigm Group and are subject to uncertainties and factors relating to, among other things, TransDigm Group’s operations and business environment, all of which are difficult to predict and many of which are beyond TransDigm Group’s control. Although TransDigm Group believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made in this Current Report on Form 8-K. The more important of such risks and uncertainties are set forth under “Item 1A. Risk Factors” in TransDigm Group’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and other reports that TransDigm Group or its subsidiaries have filed with the Securities and Exchange Commission (“SEC”). Many such factors are outside the control of TransDigm Group. Consequently, such forward-looking statements should be regarded solely as TransDigm Group’s current plans, estimates and beliefs. TransDigm Group does not undertake, and specifically declines, any obligation, to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. All forward-looking statements attributable to TransDigm Group or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.

Important factors that could cause actual results to differ materially from the forward-looking statements made in this Current Report on Form 8-K include, but are not limited to: the ability to successfully complete the offerings of the Notes; the sensitivity of TransDigm Group’s business to the number of flight hours that its customers’ planes spend aloft and our customers’ profitability, both of which are affected by general economic conditions; future geopolitical or other worldwide events; cyber-security threats and natural disasters; TransDigm Group’s reliance on certain customers; the U.S. defense budget and risks associated with being a government supplier; failure to maintain government or industry approvals; failure to complete or successfully integrate acquisitions, including TransDigm Group’s planned acquisition of Esterline, expected to be completed in the first half of 2019, subject to the satisfaction of customary closing conditions, including regulatory approval; TransDigm Group’s indebtedness; potential environmental liabilities; liabilities arising in connection with litigation; increases in raw material costs, taxes and labor costs that cannot be recovered in product pricing; risks and costs associated with TransDigm Group’s international sales and operations; and other factors. Please refer to “Risk Factors” in TransDigm Group’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and other reports that TransDigm Group or its subsidiaries have filed with the SEC for additional information regarding the foregoing factors that may affect TransDigm Group’s business.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release

99.2	Reconciliation of Net Income to EBITDA, EBITDA As Defined and Pro Forma EBITDA As Defined for the Fiscal Year Ended September 30, 2018

99.3	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the Fiscal Year Ended September 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

Dated: January 29, 2019